Advisors Disciplined Trust 2090

Supplement to the Prospectus

Arena Pharmaceuticals, Inc. has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Biotechnology Opportunities Portfolio, Series 2021-2 will no longer include shares of Arena Pharmaceuticals, Inc.

Supplement Dated: March 11, 2022